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                                                                    EXHIBIT 10.2

                                      Investor Name:
                                                    ----------------------------
                                        Control No.:
                                                    ----------------------------


                               MEDICAREFACTS, LLC
                             SUBSCRIPTION AGREEMENT

Medicarefacts, LLC
Attn:  Charles Root, Manager
18-2 East Dundee Road
Suite 202
Barrington, Illinois 60010

Gentlemen:

                                 I. SUBSCRIPTION

           The undersigned hereby offers and agrees to purchase the principal amount of convertible promissory notes (the "Notes") shown on the signature page hereof to be issued by Medicarefacts, LLC, a Delaware limited liability company (the "Company"), at a price of $50,000 per Note. The principal amount of each
Note is convertible into 93,750 limited liability company membership interests ("Interests") of the Company. The undersigned has submitted his, her or its check payable to "Medicarefacts, LLC" or wire transfer aggregating $50,000 per Note subscribed for by the undersigned.

                         II. OFFERING AND SALE OF NOTES

           The offering price of the Notes has been determined unilaterally by the Company and is not the result of arm's-length negotiations. The offering of the Notes (the "Offering") is being made on a best-efforts basis on the terms described in the Company's Business Plan and related documents. The Company has not established any minimum offering amount. Therefore, provided that a subscriber meets the suitability requirements for investment in the Notes and the Company receives subscriptions for at least one Note in the principal amount of $50,000, the Company will accept his subscription. Fractional Notes may be sold by the Company in its sole discretion. All subscription amounts will be available immediately to the Company for the uses set forth in the form of business plan of Venture Resources, Inc. ("VRI"), the form of Operating Agreement dated as of October 19, 1999, the form Contribution Agreement between the Company and VRI pursuant to which the assets of VRI were contributed to the Company, the form of Note, and this Subscription Agreement (collectively, the "Offering Documents"). The Company may offer Notes for six months from the date of the Offering Documents, with an additional six month extension solely in the discretion of management of the Company.

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                                  ACCREDITATION

           The undersigned understands that the Notes are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities acts of any state (the "Laws") and are being offered and sold in reliance upon exemptions from registration under said Securities Act and Laws. To enable the Company to determine the exemption(s) applicable to the undersigned, the undersigned hereby warrants and represents as follows:

           THIS REPRESENTATION IS PRESENTED IN ALTERNATIVE FORM.

          PLEASE INITIAL THE FOLLOWING STATEMENTS WHICH ARE TRUE AS TO YOU IN THE BRACKETS TO THE LEFT THEREOF. ONE OR MORE STATEMENTS MUST BE INITIALED BY THOSE WISHING TO INVEST WHO ARE SUITABLE FOR INVESTMENTS IN THE NOTES. IF NO INITIALS ARE PROVIDED BELOW, THIS DOCUMENT CANNOT BE ACCEPTED FOR SUBSCRIPTION.

[  ]      A. The undersigned is a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of purchase, exceeds $1,000,000 (net worth, for purposes of the Offering, unless otherwise noted INCLUDES home, home furnishings and automobiles). In all sales made to Illinois residents, net worth must be calculated EXCLUSIVE of home, home furnishings and automobiles.

[ ]        B. The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

[ ]        C. The undersigned is an organization described in Section
              501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or trust (if the trust's purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act); (i) not formed for the specific purpose of acquiring the securities offered; (ii) with assets in excess of $5,000,000; and (iii) has the power and authority to execute and comply with the terms of this Subscription Agreement.

[ ]        D. The  undersigned is an Accredited Investor (other than as described above), as defined in Rule 501 of Regulation D promulgated under the Securities Act. Note: Investors are advised that included within the definition of Accredited Investor are the following: certain institutional investors, including certain banks, whether acting in their individual or fiduciary capacities; registered securities broker-dealers; certain insurance companies; federally registered investment companies; certain business development companies (as defined under the Investment Partnership Act of 1940); Small Business Investment Companies licensed by the U.S. Small Business

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              Administration under the Small Business Act of 1958; certain employee benefit plans; private business development companies (as defined in the Investment Advisers Act of 1940); and executive officers of the Company.

[ ]        E. The undersigned is an entity in which all of the equity owners meet the suitability standards set forth in (A), (B), (C) or (D) above and as required in Rule 501 of Regulation D.

                             III. OFFERING MATERIALS

           The undersigned hereby acknowledges receipt of a copy of the Company's Offering Documents. All capitalized terms used herein that are defined in the Offering Documents shall have the same meanings herein.

                IV. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

           The undersigned makes the following additional agreements, representations, declarations, acknowledgments and warranties with the intent that the same may be relied upon in determining his suitability as a purchaser of the Notes:

         (1) The undersigned agrees that, in the event its principal residence is changed, he, she or it will promptly notify the management of the Company.

         (2) The undersigned meets the suitability requirements initialed in
Section II.

         (3) The undersigned has received, read, understands and is fully familiar with the Offering Documents and the Subscription Documents.

         (4) The Notes subscribed for herein and any Interests acquired by the undersigned upon conversion of the Notes into Interests, will be acquired solely by and for the account of the undersigned for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Notes and any Interests acquired by the undersigned upon conversion of the Notes into Interests, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement. In order to induce management of the Company to issue and sell the Notes subscribed for hereby to the undersigned, the undersigned agrees that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Notes by anyone but the undersigned.

         (5) The undersigned agrees that he, she or it will not transfer the Notes, or any interest therein, and any Interests acquired by the undersigned upon conversion of the Notes into Interests, except in accordance with the provisions of the Note. The undersigned acknowledges that he, she or it generally must hold his, her or its Notes and any Interests acquired upon conversion of the Notes into Interests, for a minimum period of one year and may not sell, transfer pledge or otherwise dispose of the same without registration under the Securities Act or the Laws unless an exemption from registration is available.

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         (6) The Notes and any Interests acquired by the undersigned upon conversion of the Notes into Interests have not and will not be registered under the Securities Act, and cannot be sold or transferred without compliance with the registration provisions of said Securities Act or compliance with exemptions, if any, available thereunder. The undersigned understands that neither the Company nor the management of the Company has any obligation or intention to register the Notes under any federal or state Securities Act or law, or to file the reports to make public the information required by Rule 144 under the Securities Act.

         (7) The undersigned expressly represents that: (a) he, she or it has such knowledge and experience in financial and business matters in general and in investments of the type described in the Offering Documents in particular, and that he, she or it is capable of evaluating the merits, risks and other facets of the subject investment; (b) his, her or its financial condition is such that he, she or it has no need for liquidity with respect to investment in the Notes to satisfy any existing or contemplated undertaking or indebtedness;
(c) he, she or it is able to bear the economic risk of investment in the Notes for an indefinite period of time, including the risk of losing all of his, her or its investment; (d) he, she or it has either secured independent tax advice with respect to investment in the Notes, upon which he, she or it is relying, or is sufficiently familiar with the income taxation of debt instruments that he, she or it deemed such independent advice to be unnecessary; (e) he, she or it has participated in other privately placed investments and has such knowledge and experience in business and financial matters, has the capacity to protect the undersigned's interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the subject investment.

         (8) The undersigned acknowledges that management of the Company has made all available documents pertaining to the investment opportunity described in the Offering Documents available to the undersigned, including but not limited to an opportunity to review all contracts, books and records of the Company and has allowed the undersigned an opportunity to ask questions and receive answers concerning the Offering and an investment in the Notes and to verify and clarify any information contained in the Offering Documents or related documents.

         (9) In evaluating the suitability of an investment by the undersigned in the Notes, the undersigned, having been delivered a copy of the Offering Documents, acknowledges that he, she or it has relied solely upon the Offering Documents, documents and materials submitted therewith, and independent investigations made by the undersigned in making the decision to purchase the Notes subscribed for herein, and acknowledges that no representations or agreements (oral or written), other than those set forth in the Offering Documents, have been made to the undersigned with respect thereto. The undersigned acknowledges that the Offering Documents supersede any prior information submitted to the undersigned regarding the investment opportunity described in the Offering Documents.

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         (10) The undersigned was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

         (11) The undersigned expressly acknowledges that: (a) the Notes (and underlying Interests) are speculative investments that involve a high degree of risk of loss of the entire investment of the undersigned; (b) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information set forth in the Offering Documents, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Notes as an investment; (c) there are restrictions on the transferability of the Notes; there will be no public market for the Notes and, accordingly, it may not be possible for the undersigned to liquidate his, her or its investment in the Notes; (d) the Notes shall bear a legend describing the restrictions on transfer; stop transfer instructions shall be noted in the appropriate records of the Company and the originally executed copy of the Subscription Agreement will be retained by the Company; and (e) any anticipated federal and/or state income tax benefits applicable to the Notes may be lost through changes in, or adverse interpretations of, existing laws and regulations.

         (12) The Company has a limited operating history upon which evaluation of the Company and its business can be based. The Company's business must be considered in light of the risks, expenses and problems frequently encountered by companies operating in new and rapidly evolving markets such as the Internet. Specifically, such risks include the failure of the Company to anticipate and adapt to a developing market, the rejection of the Company's services and products by Internet consumers, development of equal or superior products or services by competitors, the failure of the market to adopt the Internet as a commercial medium and the inability to identify, attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in addressing such risks.

         (13) The Company can give no assurance that it can generate revenue growth, or that any revenue growth that is achieved can be sustained. Revenue growth that the Company may achieve may not be indicative of future operating results. If there are no increased revenues, the Company's business, results of operations and financial condition will be materially adversely affected. There can be no assurance that the Company will be able to sustain profitability.

         (14) The market for the Company's services and products is rapidly evolving and is characterized by an increasing number of market entrants who have or may introduce or develop services and products for use on the Internet. As a result, the Company's mix of services and products may undergo substantial changes as the Company reacts to competitive and other developments in the overall Internet market. The Company expects that its market will become highly dependent upon the increased use of the Internet for information, publication, distribution and commerce.

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         The Internet and businesses using the Internet is an unproven medium for products and services such as those of the Company. Accordingly, the Company's future operating results will depend substantially upon the increased use of the Internet by individuals and companies for information, publication, distribution and commerce, the emergence of the Internet as an effective business use medium and the successful implementation of the Company's services and products program. Moreover, critical issues concerning the commercial use of the Internet (including security, reliability, cost, ease of use, access, quality of service and acceptance of advertising) remain unresolved and may impact the growth of Internet use. If widespread commercial use of the Internet does not develop, or if the Internet does not develop as an effective business medium, the Company's business, results of operations and financial condition will be materially adversely affected.

         (15) The market for Internet services and products is intensely competitive. Since there are no substantial barriers to entry, the Company expects competition in these markets to intensify. Such competitors may be able to undertake more extensive marketing campaigns and make more attractive offers to potential employees, distribution partners, advertisers and content providers. Further, there can be no assurance that the Company's competitors will not develop Internet services and products that are equal or superior to those of the Company or that achieve greater market acceptance than the Company's offerings. There can be no assurance that the Company will be able to compete successfully against its current or future competitors.

         (16) All information that the undersigned has provided is correct and complete as of the date set forth on the subscription page hereof, and if there should be any material change in such information prior to the acceptance of his, her or its subscription for the Notes that he, she or it is purchasing, the undersigned will immediately provide such information to management of the Company.

                             V. LEGEND REQUIREMENTS

FOR ALL INVESTORS:

           IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE NOTES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE NOTES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY

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BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE
PERIOD OF TIME.

                               VI. INDEMNIFICATION

         The undersigned hereby agrees to indemnify the Company, its officers and directors, and their Affiliates, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned thereto, or in connection with the sale or distribution by the undersigned of the Notes purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law.

                         VII. ACCEPTANCE AND REVOCATION

         The undersigned understands and agrees that this subscription may be accepted or rejected by management of the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Notes purchased pursuant hereto will be issued only in the name of the undersigned. The undersigned hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive: (a) changes in the transactions, documents and instruments described in the Offering Documents that are not material; and (b) the death or disability of the undersigned; provided, however, that if the Company shall not have entered into an agreement with two of its present stockholders to redeem their shares of Interests, then this Subscription Agreement and all documents submitted herewith shall automatically be canceled, terminated and revoked, and all funds heretofore or herewith paid shall be returned promptly to the undersigned or his, her or its successor without interest.

                           VIII. LOCK-UP RESTRICTIONS

         The undersigned further agrees that should the Company effect an initial public offering ("IPO") of its Interests (or any equity securities into which the Interests convert), the undersigned agrees that he, she or it will not sell, pledge or otherwise transfer any of the Interests or successor securities owned by the undersigned for a period of 270 days following the declaration of effectiveness of the IPO without the prior written consent of the Company, which consent may be withheld for any reason.


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                IX. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company incorporates by reference and makes a part hereof all of the representations and warranties made to the Company in Article III of the Contribution Agreement between VRI and the Company, and the Company hereby represents and warrants to the undersigned subscriber that all such representations made to it by VRI have equal applicability to the Company and the Company hereby makes such representations and warranties to subscriber insofar as they relate to the business of the Company from the "Closing Date" in the Contribution Agreement through the date of the acceptance of subscriber's subscription below by the Company. The Notes, when issued and delivered will be duly and validly issued and will be fully paid and nonassessable and free and clear of all encumbrances, except for the restrictions as provided herein.

                                X. MISCELLANEOUS

         The undersigned hereby intends that the undersigned's signature hereon shall constitute a subscription to the Company for the Notes specified on the signature page of this Subscription Agreement.

         This Subscription Agreement, and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally. This Subscription Agreement shall be governed by the laws of the State of Illinois.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


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                               MEDICAREFACTS, LLC.
                             SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         The undersigned hereby subscribes for the number of Notes set forth below, and agrees to be bound by the terms of the Subscription Agreement to which this counterpart signature page is a part.

EXECUTED this 15th day of October, 2000 at Chicago, Illinois.

8.0 Notes *Subscribed for at $50,000 each:  $400,000.


                                         SCHERER HEALTHCARE, INC.

                                         By: /s/ Robert P. Scherer, Jr.
                                            ------------------------------------
                                         Printed
                                         Name: Robert P. Scherer, Jr.
                                               ---------------------------------

                                         Title: Chairman, CEO and President
                                               ---------------------------------



                            ACCEPTANCE AND AGREEMENT

Accepted and Agreed by Medicarefacts, LLC, this 15th day of October, 2000 at Barrington, Illinois.

                                         Medicarefacts, LLC,
                                         a Delaware limited liability company


                                         By: /s/ Charles B. Root
                                            ------------------------------------
                                         Printed
                                         Name: CHARLES B. ROOT
                                               ---------------------------------

                                         Title: President
                                               ---------------------------------


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